                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                                      FORM 8-K

                              CURRENT REPORT PURSUANT
                               TO SECTION 13 OR 15(d)
                                       OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                                    May 18, 1999
                  Date of report (Date of earliest event reported)

                                  VISTA GOLD CORP.
               (Exact Name of Registrant as Specified in Its Charter)

                               YUKON TERRITORY, CANADA
                   (State or Other Jurisdiction of Incorporation)

                     1-9025                            NOT APPLICABLE.
            (Commission File Number)          (IRS Employer Identification No.)

    370 SEVENTEENTH STREET, SUITE 3000,
              DENVER, CO USA                                80202
(Address of Principal Executive Offices)                  (Zip Code)

                                    (303) 629-2450
                (Registrant's Telephone Number, Including Area Code)

                                   NOT APPLICABLE.
            (Former Name or Former Address, if Changed Since Last Report)

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                                  VISTA GOLD CORP.

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5.   OTHER EVENTS.

          Press release dated May 18, 1999 announcing results for first quarter of 1999.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired:

          Not applicable.

     (b)  PRO FORMA financial information:

          Not applicable.

     (c)  Exhibits

          20.1 Press release dated May 18, 1999 announcing results for first quarter of 1999.

          20.2 First quarter report to shareholders for period ending March 31, 1999

ITEM 8.   CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     Not applicable.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VISTA GOLD CORP.
                                          (Registrant)

Date: May 20, 1999                        By: /s/ Roger L. Smith
                                              -------------------------
                                              Roger L. Smith
                                              Vice President of Finance


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                                EXHIBIT INDEX

                       EXHIBIT NO.                              PAGE NO.
                       -----------                              --------
20.1  Press  release dated May 18, 1999 announcing                 5
results for first quarter of 1999.

20.2   First quarter report to shareholders for period             7
ending March 31, 1999



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